AMENDMENT NO. 2 AND EXTENSION AGREEMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of December 12, 2020

AMENDMENT NO. 2 AND EXTENSION AGREEMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) among MEDTRONIC GLOBAL HOLDINGS S.C.A., a partnership limited by shares (société en commandite par actions) incorporated under the laws of the Grand-Duchy of Luxembourg having its registered office at 1, rue du Potager, L-2347, Luxembourg, and registered with the Luxembourg trade and companies register under the number B 191 129 (the “Company”), MEDTRONIC, INC., a Minnesota corporation (“Medtronic”), MEDTRONIC PLC, an Irish public limited company (“Parent”), the Lenders (as defined below) party hereto and BANK OF AMERICA, N.A., as administrative agent (the “Administrative Agent”) for the Lenders.

PRELIMINARY STATEMENTS:

(1) The Company, Medtronic, Parent, the Designated Subsidiaries from time to time party thereto, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to an Amended and Restated Credit Agreement dated as of December 12, 2018 (as amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2) Pursuant to Section 10.02 of the Credit Agreement, the parties hereto desire to amend the Credit Agreement as set forth in Section 1 below (the “Amendment”).

(3) Pursuant to Section 2.20 of the Credit Agreement, each Lender party hereto so indicating on its signature page to this Amendment desires to extend the Maturity Date applicable to it for one (1) year from December 12, 2024 to December 12, 2025 as set forth in Section 2 below.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Certain Amendments to Credit Agreement. Each of the parties hereto agrees that, effective on the Amendment Effective Date (as defined below), the Credit Agreement shall be amended as follows:

(a)     The definitions of “Bail-In Action”, “Bail-In Legislation” and “Write-Down and Conversion Powers” in Section 1.01 are amended in full to read as follows:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.
“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European

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Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that Person or any other Person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

(b)    Section 1.01 is further amended by adding thereto in appropriate alphabetical order the following new definitions:

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
(c) Each use of the term “Loan Document” in the definition of “Other Connection Taxes” in Section 1.01 is replaced with the term “Credit Document.”

(d) Section 1.03(c) is amended in full to read as follows:
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(c) For all purposes under the Credit Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.

(e) Section 2.20(a) is amended by deleting the phrase “but not more than twice after the first anniversary of the Closing Date” and substituting therefor the phrase “but not more than twice after December 12, 2020.”

(f) Section 10.17 is amended in full to read as follows:

SECTION 10.17. Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in contrary in any Credit Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising hereunder, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and
(b) the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Credit Agreement or any other Credit Document; or
(iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.

(g) Each use of the term “Loan Documents” in Section 10.18 is replaced with the term “Credit Documents.”

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SECTION 2. Extension of Maturity Date.

Each Lender so indicating on its signature page to this Amendment (i) agrees to extend the Maturity Date with respect to its Commitment to December 12, 2025, and (ii) waives and deems satisfied all notice and other requirements of Section 2.20(a) of the Credit Agreement with respect to such extension. Subject to the foregoing, this agreement to extend the Maturity Date is subject in all respects to the terms of the Credit Agreement and is irrevocable.

SECTION 3. Conditions to Effectiveness.

This Amendment shall become effective as of the date first above written (the “Amendment Effective Date”) when, and only when, the Administrative Agent shall have received counterparts of this Amendment executed by the Company, Medtronic, Parent, the Swing Line Lender and the Required Lenders. Each Lender that consents to the Extension Request shall so indicate its consent by executing as indicated on the signature page.

SECTION 4. Representations and Warranties of the Credit Parties. Each Credit Party represents and warrants on the Amendment Effective Date as follows:

(a) The execution, delivery and performance of this Amendment and the Credit Agreement, as amended hereby, are within such Credit Party’s corporate powers and have been duly authorized by all necessary corporate and, if required, shareholder action. This Amendment has been duly executed and delivered by each Credit Party and the Credit Agreement, as amended hereby, constitutes a legal, valid and binding obligation of such Credit Party, enforceable in accordance with its terms, subject to applicable Debtor Relief Laws and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law);

(b) The execution, delivery and performance of this Amendment and the Credit Agreement, as amended hereby (i) do not require such Credit Party or any of its Subsidiaries to obtain or make any material consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect except for any filing which, if required, will be timely made, (ii) will not result in the violation by such Credit Party or any of its Subsidiaries of any applicable law or regulation or the charter, by-laws or other organizational documents of such Credit Party or any of its Subsidiaries or any order of any Governmental Authority, (iii) will not violate or result in a default under any material indenture, agreement or other instrument binding upon such Credit Party or any of its Subsidiaries or any of their respective assets, or give rise to a right thereunder to require any payment to be made by such Credit Party or any of its Subsidiaries, and (iv) will not result in the creation or imposition of any Lien on any asset of such Credit Party or any of its Subsidiaries;

(c) The representations and warranties in Article III of the Credit Agreement are true and correct in all material respects (except to the extent qualified by materiality, in which case such representations and warranties shall be true and correct in all respects); and

(d) No Default has occurred and is continuing.

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SECTION 5. Reference to and Effect on the Credit Agreement and the Other Credit Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Credit Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in any other Credit Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
(b) The Credit Agreement and the other Credit Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

(d) This Amendment is subject to the provisions of Section 10.02 of the Credit Agreement and constitutes a Credit Document.

SECTION 6. Costs and Expenses. The Company agrees to pay promptly on demand all reasonable costs and out-of-pocket expenses of the Administrative Agent (in its capacity as such) in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment (including, without limitation, the reasonable fees and out-of-pocket expenses of a single counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder) in accordance with the terms of Section 10.03 of the Credit Agreement.

SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

MEDTRONIC GLOBAL HOLDINGS S.C.A., a
Luxembourg corporate partnership limited by shares (société en commandite par actions) represented by Medtronic Global Holdings GP
S.à.r.l. its General Partner, in turn acting by

By: /s/ Erik De Gres
Name: Erik De Gres
Title: Managing Director

MEDTRONIC, INC.

By: /s/ Jason Bristow
Name: Jason Bristow
Title: VP Treasurer

Signed for and on behalf of

MEDTRONIC PLC:

By: /s/ Jason Bristow
Name: Jason Bristow
Title: VP Treasurer

In the presence of:
By: /s/ Tom Osteraas

Witness

Address: 710 Medtronic Pkwy.
Minneapolis, MN 55432

Name: Tom Osteraas

Occupation: Senior Principal Legal Counsel

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BANK OF AMERICA, N.A., as Administrative Agent
By: /s/ Anthea Del Bianco
Name: Anthea Del Bianco
Title: Vice President

Consent to the foregoing Amendment:

BANK OF AMERICA, N.A., as Lender and Swing Line Lender

By: /s/ Yinghua Zhang
Name: Yinghua Zhang
Title: Director

Consent to extend the Maturity Date:

BANK OF AMERICA, N.A., as Lender and Swing Line Lender

By: /s/ Yinghua Zhang
Name: Yinghua Zhang
Title: Director

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Consent to the foregoing Amendment:

CITIBANK, N.A.

By: /s/ Richard Rivera
Name: Richard Rivera
Title: Vice President

Consent to extend the Maturity Date:

CITIBANK, N.A.

By: /s/ Richard Rivera
Name: Richard Rivera
Title: Vice President

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Consent to the foregoing Amendment:

DEUTSCHE BANK AG NEW YORK BRANCH

By: /s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

By: /s/ Annie Chung
Name: Annie Chung
Title: Director

Consent to extend the Maturity Date:

DEUTSCHE BANK AG NEW YORK BRANCH

By: /s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

By: /s/ Annie Chung
Name: Annie Chung
Title: Director

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Consent to the foregoing Amendment:

JPMORGAN CHASE BANK, N.A.

By: /s/ Heather Hoopingarner
Name: Heather Hoopingarner
Title: Vice President

Consent to extend the Maturity Date:

JPMORGAN CHASE BANK, N.A.

By: /s/ Heather Hoopingarner
Name: Heather Hoopingarner
Title: Vice President

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BARCLAYS BANK PLC

By: /s/ Ronnie Glenn
Name: Ronnie Glenn
Title: Director

Consent to extend the Maturity Date:

BARCLAYS BANK PLC

By: /s/ Ronnie Glenn
Name: Ronnie Glenn
Title: Director

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GOLDMAN SACHS BANK USA

By: /s/ Rebecca Kratz
Name: Rebecca Kratz
Title: Authorized Signatory

Consent to extend the Maturity Date:

GOLDMAN SACHS BANK USA

By: /s/ Rebecca Kratz
Name: Rebecca Kratz
Title: Authorized Signatory

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HSBC Bank USA, N.A.

By: /s/ James Smith
Name: James Smith
Title: Vice President & Relationship Manager

Consent to extend the Maturity Date:

HSBC Bank USA, N.A.

By: /s/ James Smith
Name: James Smith
Title: Vice President & Relationship Manager

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MIZUHO BANK, LTD.

By: /s/ Tracy Rahn
Name: Tracy Rahn
Title: Executive Director

Consent to extend the Maturity Date:

MIZUHO BANK, LTD.

By: /s/ Tracy Rahn
Name: Tracy Rahn
Title: Executive Director

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